EXHIBIT 32.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-QSB of RTG Ventures, Inc. (the Company") for the quarterly period ended November 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Barrington Fludgate, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13 (a) of 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

              Dated: January 9, 2008               /s/ Barrington Fludgate
                                                       -------------------------
                                                       Barrington Fludgate,
                                                       Chief Financial Officer